                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-4058

                              THE KOREA FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 345 Park Avenue
                            New York, New York 10154
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        06/30

Date of reporting period:       06/30/05

ITEM 1.  REPORT TO STOCKHOLDERS
The Korea Fund, Inc.

Annual Report to Stockholders

June 30, 2005

A closed-end investment company seeking long-term capital appreciation through investment in Korean securities.

The Korea Fund, Inc.

Investment Objective and Policies

long-term capital appreciation through investment in Korean securities

Investment Characteristics

a closed-end investment company investing in a broad spectrum of Korean securities first United States investment company authorized to invest in Korean securities a vehicle for international diversification through participation in the stock market a vehicle providing investments in some less liquid Korean opportunities

Executive Offices

The Korea Fund, Inc. 345 Park Avenue New York, NY 10154

Automated Information Line

Scudder Closed-End Fund Info Line 1-800-349-4281

Web Site

www.TheKoreaFund.com

or visit our Direct Link:

www.CEF.Scudder.com

Obtain monthly fact sheets, financial reports, press releases and webcasts when available.

Transfer Agent and Registrar

Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Debevoise & Plimpton LLP

Custodian

Brown Brothers Harriman & Co.

Subcustodian

Citibank Korea Inc.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol — KF

Contents

Click Here A Discussion with the Chairman of the Board

Click Here Portfolio Management Review

Click Here Other Information

Click Here Investment Summary

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Dividend Reinvestment and Cash Purchase Plan

Click Here Directors and Officers

Investments in funds involve risks. The fund focuses its investments in Korean issuers, thereby increasing its vulnerability to developments in Korea and its geographic regions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

This report is sent to the stockholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

A Discussion with the Chairman of the Board

In the following interview, Chairman of the Board, Mr. Robert J. Callander, reviews the actions taken by the Board of Directors of The Korea Fund, Inc. during the twelve-month period ended June 30, 2005.

Q:  How do you assess the year's results?

A:  For the year ended June 30, 2005, the net asset value (NAV) total return of The Korea Fund was 38.66%. On a market-value basis, the total return, i.e., percentage gain in the share price plus dividend yield, was 49.06%, with the share price on the New York Stock Exchange (NYSE) closing at $27.35 per share. This represented a discount of -6.01% to NAV on June 30, 2005. The KOSPI, against which the fund is measured, produced a total return 43.31% over the year ended June 30, 2005.1 (Please see page 27 for more complete performance information. Past performance is not indicative of future results.)

1 KOSPI is an unmanaged capitalization-weighted index of all common shares on the Stock Market Division of the Korea Exchange (formerly the "Korea Stock Exchange"). The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q:  What actions has the Board taken to enhance value for shareholders?

A:  Last December, the Board of Directors of The Korea Fund, all of whom are independent directors, announced several major actions designed to promote the interests of all shareholders. The Board reviewed key aspects of the fund's structure and operations, including the discount from net asset value to market price, the fund's investment policies and performance and its management arrangement. As a result, the Board approved a series of measures designed to enhance shareholder value. The measures included an offer to repurchase 50% of the fund's outstanding shares in exchange for portfolio securities, a plan for future repurchase offers if the fund trades at a discount over 5% in the future, and a reduction in the fund's management fee. The actions resulted in the discount narrowing from -12.53% on June 30, 2004 to -6.01% on June 30, 2005 and a management fee reduction of approximately 42%. The Board of Directors is committed to monitoring the discount and the fund's overall investment results.

Q:  Has there been any change to the fund's portfolio management team?

A:  Terrence S. Gray became the fund's lead portfolio manager after John J. Lee tendered his resignation from the fund's Investment Manager on April 19, 2005. The day-to-day management of the fund's portfolio will continue to be handled by a team of investment professionals at the Investment Manager's offices in New York and Asia, including Mr. Gray. Mr. Gray is a director of Deutsche Asset Management and head of the global portfolio selection team for Pacific Basin Equities in New York. Mr. Gray joined Deutsche Asset Management in 1993, covering global emerging markets and Pacific Basin markets in various capacities. He served as an Asian country and sector analyst before joining the emerging markets team, and has served as portfolio manager for Alpha Emerging Markets Equity since 2003 and lead portfolio manager for the Scudder New Asia Fund since 2001. After the departure in 2004 of a number of individuals who each devoted a portion of their time to The Korea Fund, the head of equities in Korea remains in place and a new analyst devoted entirely to the fund has been added to the team on the ground in Korea. Mr. Gray and the portfolio management team will be making certain changes in the fund's investment process to address the challenges of investing in the evolving Korean market and the increasingly global marketplace. Mr. Gray discusses these changes in more detail in the Portfolio Management Discussion.

Q:  The Board of Directors also reviewed the management contract with Deutsche Investment Management (DeAM). What factors led to the Board's decision to continue its current relationship with DeAM?

A:  At the last Annual Shareholders Meeting, a shareholder proposal to terminate your fund's existing management contract garnered significant support, although it failed to achieve the necessary votes to pass. Shortly following the meeting and after considering the views expressed by a number of major shareholders of the fund, the Board decided to conduct a comprehensive review of the fund's management arrangements. The Board engaged an independent consultant to assist in the process of identifying and evaluating prospective managers. Drawing on various industry resources and suggestions made by all directors, this consultant compiled a list of approximately 30 potential candidates. The Board then invited 15 candidates (including DeAM) to submit formal proposals for the management of the fund. These candidates were selected primarily on the basis of their demonstrated experience in managing larger size portfolios of Korean equities and in operating publicly held funds in compliance with US investment company regulations. Following analysis and discussion of written submissions, the Board met in person with six final candidates, including DeAM. The review focused on the historical performance records of these candidates, as well as on the ability of their investment processes to address the future challenges of investing in a Korean market that is assuming greater importance in the global economy. The review also focused on the ability of each candidate to handle all aspects of the administrative operations of the fund, including particularly compliance with regulatory requirements.

Following a series of in-person and telephonic meetings of the Board, the Directors unanimously decided that continuation of the fund's existing relationship with DeAM was in the best interests of shareholders at this time. In reaching this decision, the Board considered the recent changes in the fund's management team and the changes in investment process that will accompany this change in personnel. We were encouraged that the new team appeared well-positioned to address the challenges of investing in the evolving Korean market, giving due attention to both larger and smaller cap companies. We also considered the important administrative services provided to the fund by DeAM and its long history of successful management of closed-end fund operations. In this regard, we noted particularly the important role of DeAM in effectively implementing the 50% tender offer that was also announced last December and that is expected to be completed in August, unless extended. We also noted the substantial reduction in management fees volunteered by DeAM and implemented as of December 1, 2004. In all these respects, we have found the current manager to be responsive to the priorities established by the Board to promote the interests of all shareholders.

Q:  Did the Board consider changes to the fund's investment objective and policies as part of its review?

A:  The Board discussed the fund's investment objectives and policies, including the fund's use of the KOSPI as its benchmark, with all prospective candidates for manager. All the finalists stated that they consider the KOSPI to be the most appropriate benchmark for the fund. The Board also considered assigning a portion of the portfolio to an index manager or a manager focused exclusively on small-cap stocks. It concluded, however, that a single active manager pursuing the current objectives and policies of the fund provided the maximum flexibility to pursue all available investment opportunities in the Korean market. At the same time, the Board remains committed to continuing to monitor the performance of the fund and will take appropriate action, if necessary, in the interest of shareholders.

Q:  What is the purpose of the tender offer and how will it impact the fund?

A:  For many years the Board has sought to address the discount to net asset value at which the fund's shares have traded, in ways consistent with the best interests of all shareholders and applicable regulatory requirements. The Board has discussed and considered various alternative strategies to address the discount, including instituting a managed dividend policy, conducting share repurchases, committing to conduct periodic self-tender offers, merging with other funds, converting to an open-end format and liquidating. Past actions taken by the Board have included a special in-kind dividend of portfolio securities, a share buy-back program, purchases of fund shares pursuant to the fund's Dividend Reinvestment Plan and increased publicity about the fund. After extensive review, the Board felt the in-kind tender offer was the best measure to address the discount at this time.

The fund initiated the tender offer supported by certain large shareholders to provide an alternative source of liquidity for their investment in shares and as part of the fund's continuous efforts to provide additional value to shareholders. The offer provides a means for shareholders who want to sell a portion of their shares to do so at close to NAV per share. The Board realized that the structure of the tender offer might make it impractical for smaller shareholders to participate and explored alternatives that might have facilitated participation by small shareholders, but regulatory and other considerations limited the fund's flexibility in this regard. However, that does not mean that smaller shareholders are at a disadvantage. Since the announcement of the Board's plan to conduct the tender offer, the discount to NAV has narrowed to as little as -2.94% on March 9, 2005. Thus, all shareholders have had an opportunity to sell their shares on the open market at a much reduced discount, should they have chosen to do so.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Terrence Gray discusses the market environment, fund performance and the strategy for managing The Korea Fund, Inc. during the 12-month period ended June 30, 2005. Mr. Gray became lead manager of the fund in June 2005.

Q:  How did South Korea's stock market perform during the annual period?

A:  Korea's stock market performed exceptionally well during the past year, delivering total returns of 43.31% in US dollar terms as measured by the KOSPI Index. This return is all the more impressive in light of the sharp rise in oil prices and the rhetoric emanating from North Korea, issues that in the past have often led to market weakness. US dollar investors also benefited from a rise in South Korea's currency, the won. At the beginning of the period, it took 1149.43 won to purchase one US dollar; by the end of the period, this number had fallen to 1030.92.

The Korean market has benefited as foreigners and local investors alike have been attracted by valuations that, a year ago, were near all-time lows. The return of individual investors, many of whom have been wary of stocks since the financial crisis of the mid-1990s, is a notable development. Koreans have been encouraged by the declining power of the old chaebol (Korea's industrial conglomerates), the decrease in the number of bankrupt companies trading on the stock market, and corporations' growing focus on shareholder rights. In addition, expectations for earnings growth — which were pessimistic a year ago — have improved significantly despite the tepid global economy. Growth in Korea, meanwhile, has remained resilient as the problem of high levels of consumer debt is being worked out of the system, bringing an increase in confidence and a concurrent rise in consumer spending. Finally, the stock market has benefited as declining interest rates have driven money out of the bond market and into equities.

The result of these developments can be seen in local mutual fund inflows, which netted approximately $1 billion a month throughout the first half of 2005, versus net outflows for the whole of 2004. As compared to the beginning of 2004, fund flows began to pick up at the end of the year — a meaningful development given that the percentage of household assets that is invested in equities is extremely low in Korea. This translates into an extraordinary amount of potential demand for stocks. In addition, next year will bring the introduction of defined contribution retirement plans — an event that will likely lead to greater demand for stocks. Current equity holdings by households in Korea are at all-time lows and extremely low versus other countries.

While the return of domestic institutions and individuals to the stock market has been discussed for the last two years, recent government initiatives are enabling this to finally happen. The government is opening up the asset management industry so that more global players can enter the market and increase competition. Several global

Household Asset Allocation Comparison as of June 30, 2005
	Deposit/Cash Management	Fixed Income	Equities
North America	35%	24%	41%
Europe	35%	31%	33%
Asiapac & Mideast	55%	19%	26%
Latin America	59%	28%	12%
South Korea	83%	11%	6%

Source: Bank of Korea

asset management firms have been issued licenses to operate in Korea and the government has been speeding up this process over the past year. Beginning in January, all foreign and domestic asset managers will be able to market mutual funds directly to individuals (previously all distribution had to be done through the banks and securities firms). The government is working on legislation to allow for the creation of 401(k)-type plans. The National Pension Corporation (Korea's leading pension manager, controlling nearly 90% of public pension fund assets) is looking to increase its equity allocation to 10% versus the current 6% (still well below average equity allocations of over 20% at public pension funds in the United States and Europe). Finally, the introduction of equity savings plans now allows individuals to add to stock portfolios on a monthly basis. The long-term result of these changes is the creation of an "investor class" in Korea. This process has just begun — albeit at a slow pace — and we expect this to pick up meaningfully over the next few years.

Q:  How did the fund perform?

A:  For the year ended June 30, 2005, the net asset value (NAV) total return of The Korea Fund, Inc. was 38.66%. On a market-value basis, the total return, i.e., percentage gain in the share price plus dividend yield, was 49.06%, with the share price on the New York Stock Exchange (NYSE) closing at $27.35 per share. This represented a discount of -6.01% to NAV on June 30, 2005. The KOSPI, against which the fund is measured, produced a total return of 43.31% over the same period. (Please see page 27 for more complete performance information. Past performance is not indicative of future results.)

Q:  What factors helped and hurt performance?

A:  The fund performed well on an absolute basis, but the NAV underperformed the KOSPI Index. The primary reason for underperformance was that the market's strong total return, as represented by the KOSPI Index, was largely driven by cash flows into large caps, some of which we did not own. The inclusion of those large-cap stocks in the index boosted its performance. For example, the fund did not hold a position in Korea Electric Power, but the index did. We believe this utility has poor fundamentals but which performed well due to a short-term factor: the strength of the won. Given the company's large exposure to US-denominated debt, the company benefits from a stronger local currency as the cost of debt is reduced. In addition, Korean Electric Power is aided on the cost side, as it purchases fuel such as oil in US dollars. Longer term, however, the company has not delivered strong returns on investment and we see better opportunities elsewhere in the market. Over time, we believe the fund's overweight in small- and mid-cap securities (those with market capitalizations below $5 billion) and corresponding underweight in large caps (those with market capitalizations above $5 billion) will add value, and we intend to maintain this positioning. Over the past few years small-cap stocks have outperformed their large-cap peers by about 500 basis points. Below is an attribution analysis by market capitalization to demonstrate the fund's positioning in these various segments and how they have contributed to performance:

Performance Attribution Korea Fund vs. Korea: KOSPI Composite Index (6/30/2004 to 6/30/2005) (US Dollar)
	Korea Fund			KOSPI Composite Index
	Average Weight	Total Return	Contribution To Return	Average Weight	Total Return	Contribution To Return
Greater than 25b	13.57	17.21	2.26	17.36	17.21	2.69
10b to 25b	0.35	45.25	0.17	—	—	—
5b to 10b	20.28	32.03	7.35	16.85	28.95	6.38
1b to 5b	25.89	41.78	10.99	31.75	51.33	15.91
500m to 1b	11.36	33.83	3.96	11.43	64.06	6.86
250m to 500m	9.04	65.75	5.66	7.72	77.76	5.36
Less than 250m	19.49	85.39	12.21	14.89	133.84	10.76
Total	100.00	42.60	42.60	100.00	47.96	47.96
	Variation			Attribution Analysis
	Average Weight	Total Return	Contribution To Return	Allocation Effect (Local)	Selection Effect (Local)	Total Effect
Greater than 25b	-3.78	—	-0.43	1.32	—	1.29
10b to 25b	0.35	45.25	0.17	0.08	—	0.00
5b to 10b	3.43	3.08	0.96	-0.28	-0.01	-0.46
1b to 5b	-5.85	-9.55	-4.91	-0.17	-2.46	-2.60
500m to 1b	-0.07	-30.24	-2.90	0.12	-2.75	-2.99
250m to 500m	1.32	-12.01	0.30	0.35	-0.04	-0.48
Less than 250m	4.60	-48.44	1.45	2.90	-3.24	-0.13
Total	—	-5.36	-5.36	4.33	-8.49	-5.36

The variation in the above returns and the fund's actual returns are due to the exclusion of cash, the exclusion of transaction costs and the use of market close prices instead of actual transaction prices. The top half of the market cap attribution shows the returns of the fund's stocks in each market capitalization segment vs. returns of stocks in same segment in the KOSPI Index. The bottom-left portion of the chart shows the variation between the fund's average weight in each market capitalization vs. the KOSPI Index. The bottom-right portion of the attribution analysis shows the fund's allocation impact, as in how the decision to be in that segment helped performance and how management's stock selection contributed to the performance in each segment.

About 66% of the fund is in stocks under $5 billion in market cap. As the table above demonstrates, these stocks have had much higher returns than the large-cap stocks in the fund's portfolio. We take a more conservative value approach in all of our stock picking; therefore, the fund

Sector Distribution as a % of Total Assets (as of June 30, 2005)
[] Korea Fund [] KOSPI

Sector distribution is subject to change.

was not invested in some of the more volatile technology and construction company stocks where the portfolio management team could not get comfortable with valuations. As a result of this, the fund's performance in this segment lagged the broader group of small- and mid-cap stocks in the index. As always, however, we take a long-term approach to stock selection.

Fund returns were helped by the performance of its holdings in three areas: information technology, consumer discretionary and energy. We will discuss each in turn.

Information Technology: We benefited from the gain in Samsung Electronics Co., Ltd., the fund's top holding. Although the company's sales have been slowing, we believe operating profits and earnings bottomed in the first half of the year. We expect earnings to increase as product prices such as DRAM (Dynamic Random Access Memory chips, which are used to store data temporarily on personal computers and notebooks), NAND flash (a compact memory device used for multimedia data storage in products such as digital cameras and cellular phones) and LCD (Laser Crystal Display panels used in flat screen televisions) are forecast to rise in the second half of 2005. Performance was also boosted by our positions in two mid-cap tech stocks, SFA Engineering Corp. and Seoul Semiconductor Co. Ltd., both of which we identified as companies with quality niche products, rising market share and, at the time of the fund's initial purchase, single-digit price-to-earnings ratios. Both companies have been successful in growing market share with leading technology customers in each of their given areas of expertise.

Consumer Discretionary: Within the consumer discretionary area our overweight position in autos and auto parts significantly contributed to performance. The fund has a weighting of 10% in autos and auto parts versus a weighting of 5% in the KOSPI. The environment for global auto stocks has been challenging due to intense competition and strong currencies in Asia. In the face of this we added to fund performance via a position in Hyundai Motor Co., which continued to gain market share in the US, Europe and Asia. Hyundai's focus on cutting costs and developing economies of scale has allowed it to boost its profit margin despite strong moves in Korea's currency, the won. In addition, Hyundai has established a strong presence in the fast-growing markets of India and China. Another position which helped performance was Hankook Tire Co Inc., a manufacturer of radial tires for passenger cars, light trucks and other vehicles. Despite a late entrance into the Chinese market, Hankook has become the largest seller of tires in the country with a market share of 26%. The company recently signed a deal with Michelin to have its tires distributed in the United States, which we believe will further enhance its market share and global brand image. We believe Hankook is an excellent example of a Korean company that has expanded its footprint to the global level.

Energy: The fund's overweight position in the energy sector is dominated by its large position in S-Oil, Korea's leading oil refining company. Refining companies have been in a "sweet spot" during the past year, as higher oil prices have boosted refiners' profit margins. S-Oil consistently demonstrates the ability to achieve refining margins in excess of the benchmark Singapore margin and will continue to benefit from the extremely tight market for refined product, due to the dearth of refining capacity in the region. S-Oil continues to employ a disciplined approach to capital management and provides shareholders with a 7.1% yield.

Q:  What are some individual stocks that underperformed?

A:  The fund's position in Samsung Fire & Marine Insurance Co Ltd., which has been held in the fund since 1984, was hurt by a combination of broad sector weakness and rising competition. The fund's position in Daum Communications Co., an Internet stock, also detracted. Daum relies on Internet advertising, and has been losing ground to Yahoo in this area. We sold this position during the period, based on our belief that management has not been executing their stated strategy well. The company's acquisition of Lycos Korea had proven more costly than expected and their strategy for it is unclear. A third notable detractor was the fund's position in Samsung SDI Co. Ltd, a manufacturer of displays for cell phones, televisions and computer monitors that has been hurt as rising industry competition has led to pricing pressures. We maintain our position in this stock based on our belief that profits are bottoming out and its efforts at business rationalization will produce a stronger product portfolio.

Q:  Do you plan to make any changes to the way the fund has been managed?

A:  While we intend to continue the fund's focus on long-term investment in value-creating companies, we will increasingly also focus on assessing the prospects of Korean equities versus their global peers. Our core expertise lies in the systematic exploitation of inefficiencies arising from excessive valuation and profitability gaps between Korean companies and their global peers, and the early detection of cash flow drivers. Our investment process is built upon fundamental bottom-up analysis. The Korean equity market has been driven by the development of global industry leaders competing head-to-head with the United States, Japan and Europe. We analyze companies in the context of how they stack up against global peers in a variety of industries — examples being autos, semiconductor equipment, electronics and shipbuilding.

In line with this philosophy, we have lightened the fund's weighting in steel stocks over the last few months as our trade indicators signaled an increasingly challenging global pricing environment. While the fund is positioned in several specialty steel companies, these companies are still subject to product price gyrations of the business cycle. The fund remains overweight information technology due to compelling valuations and a recovering global demand cycle. A recent addition to our technology weighting was NHN Corp., Korea's leading search engine portal. NHN provides search engine functionality and is a leading site for on-line gaming. The company holds a dominant position in the Internet search ad market, which is growing over 35% annually. Search ad revenue is being driven by key word listings (the ability for a company to pay a fee to have its company and/or product appear first or amongst the top listed search results). NHN is expanding globally with the recent launch of its service in Japan and China, both of which have seen good growth in revenues. We see NHN as an example of a Korean business model that can be successfully replicated in other markets.

We will continue to emphasize the portfolio's exposure to small- and mid-cap stocks (stocks with market capitalization under US$ 5 billion) which represent approximately 66% of the fund. As seen above in the market cap attribution analysis, we have more exposure to this segment of the market than our benchmark.

Korea has one of the deepest capital markets in Asia with a market cap of US$ 530 billion and over 1,600 listed companies. The majority of these companies fall into the small- to mid-cap sector and this portion of the fund's portfolio will remain a key driver for performance as these companies offer:

Entrepreneurial managements

Globally competitive products

Simple ownership structure

Strong corporate governance

Given that these companies are underowned and underresearched, we have the unique opportunity to enter these stocks before the broader market discovers them. Our presence on the ground allows us to focus a great deal of our time on the research of small- to mid-cap stocks. The fund has been successful here with holdings such as Korea Express Co. Ltd., a package delivery company that emerged from the financial crisis of the late 1990s in good shape and has since improved its position by reducing debt and increasing its market share. The stock has more than doubled since it was initially purchased for the fund. In May of this year we initiated a position in SODIFF Advanced Materials Co. Ltd., the number three global manufacturer of NF3, a cleaning gas used in the LCD and semiconductor manufacturing process. SODIFF is an example of a small company that is dominating the global industry and is benefiting from the rising production of LCD panels for computer monitors and televisions.

Q:  What is your broad view on the Korean stock market?

A:  Korean stocks have enjoyed a strong rally during the past year, but in our view the market continues to represent an attractive value versus other Asian markets, its own history and the global markets as a whole. The Korean market trades at P/E multiple of 8.2x 2005 expected earnings, which is well below multiples in the Asian region. For example, the MSCI Asia ex-Japan Index trades at 12.8x P/E, Taiwan trades at 11.7x, Hong Kong at 16.6x and Malaysia at 16x. This valuation discrepancy is unwarranted and we expect this gap to close over time. Corporations continue to reduce debt, raise dividends, improve free cash flow and focus on corporate governance. In addition, foreigners, local institutions and local retail investors are all showing an increased interest in the market, which could lay the groundwork for further contraction of Korea's "valuation gap." We are further encouraged by the growing number of emerging companies with high-potential niche products, which we believe is a reflection of Korea's entrepreneurial spirit. Overall, we believe we are witnessing the continued development of Korea as a deep market with a wealth of attractive individual companies from which to choose. We believe the foundation is in place for Korea to continue to provide strong long-term performance relative to both the broader world markets and its Asian peers.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Other Information

Investment Manager

Deutsche Investment Management Americas Inc. ("DeIM"), with headquarters at 345 Park Avenue, New York, NY, is the investment manager for the fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management also manages the assets of other closed-end investment companies which invest primarily in foreign securities: Scudder New Asia Fund, Inc., The Brazil Fund, Inc., Scudder Global High Income Fund, Inc., Scudder Global Commodities Stock Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc. and The Central Europe and Russia Fund, Inc. In addition, Deutsche Asset Management manages open-end mutual funds which invest in domestic and international markets.

Korean Advisor

Deutsche Investment Trust Management Company Limited ("DeITMC"), located at 19F, Youngpoong Building, 33, Seorin-Dong, Chongro-ku, Seoul, Korea, serves as subadvisor to the fund. DeITMC renders investment advisory and management services with regard to the fund's portfolio. From time to time, DeITMC makes specific investment recommendations, which then are evaluated by DeIM's portfolio managers in light of their own expertise and information from other sources in making investment decisions for the fund.

Repurchase Offers and Fee Reductions

On December 15, 2004, the fund's Board of Directors approved a series of measures designed to enhance shareholder value and to maintain the fund's viability:

an offer to repurchase 50% of the fund's outstanding shares in exchange for portfolio securities of the fund;

a program for future repurchase offers; and

a reduction in the fee paid to the fund's manager, Deutsche Investment Management Americas Inc.

On July 8, 2005, the fund commenced the initial tender offer for up to 22,350,747 of its shares, representing approximately 50% of its issued and outstanding shares of common stock, in exchange for portfolio securities of the fund at a price per share equal to 98% of the net asset value per share as of the day after the day the offer expires. The tender offer will remain open through August 19, 2005, unless extended. The tender offer is being conducted in order to provide shareholders with an alternative source of liquidity for their investment in fund shares and as part of the fund's continuous efforts to provide additional value to shareholders.

The program for future repurchase offers consists of semiannual offers, each to repurchase 10% of the fund's shares then outstanding, at a price of 98% of net asset value on the day after expiration of the offer, in the three calendar years following completion of the initial offer. As with the initial offer, participating holders would be paid in kind, by receiving a pro rata share of the fund's portfolio. Each of these subsequent offers would be made, subject to regulatory approvals, fiduciary and other applicable requirements, if the fund's shares traded on the New York Stock Exchange at an average weekly discount from net asset value greater than 5% during a 13-week measuring period ending the last day of the preceding half-year.

In light of the size of the initial offer and the program for subsequent offers, the board announced that the fund would not proceed with its previously announced program of a contingent 10% repurchase offer in the first quarter of 2005 and in the first quarter of 2006.

The Board also announced a reduction, effective December 1, 2004, in the fees payable to the fund's manager. Previously, the annual management fee had ranged from 1.15% on the first $50 million of net assets to 0.85% of net assets over $1.050 billion. Under the amended advisory agreement, the management fee ranges from 0.60% on the first $250 million of net assets to 0.50% of net assets in excess of $1 billion. On the fund's current assets as of June 30, 2005, this represents an overall reduction of approximately 42% in the management fee.

There can be no assurance that the approvals needed for the semiannual repurchase offers will be obtained, or that any action proposed or adopted by the board will reduce or eliminate the discount from net asset value at which the fund's shares trade. The fund's announcement is not an offer to purchase or the solicitation of an offer to sell shares of the fund. The repurchase offers referred to in the fund's announcement will be made only by the offer to purchase and related letter of transmittal. Stockholders should review these documents carefully when they are available, because they will contain important information. These documents will be available to investors for free at the Web site of the Securities and Exchange Commission (www.sec.gov), as well as on the fund's Web site at www.CEF.scudder.com. An offer to purchase will not be made to, nor will tenders pursuant to the offer to purchase be accepted from or on behalf of, holders of shares in any jurisdiction in which making or accepting the offer to purchase would violate the jurisdiction's laws.

Annual Meeting of Stockholders

On July 26, 2005, the Board of Directors of the fund announced that the annual meeting of shareholders of the Fund, normally held in October, will be held on Wednesday, December 14, 2005. The later meeting date reflects a decision by the board to defer action on the board's nominees for election at the meeting until the results of the pending tender offer, with the attendant possible changes in the fund's ownership, are known.

Changes in Officers

On July 6, 2005, the Board of Directors elected Paul Schubert as Treasurer, replacing Charles A. Rizzo. Mr. Schubert also serves as the fund's Chief Financial Officer. The Board also elected Carole Coleman as Vice President and Secretary, replacing Bruce A. Rosenblum, and Scott McHugh as Assistant Treasurer, replacing Kevin Gay.

Changes in Directors' Retirement Dates

The fund expects that William H. Luers would continue as a Director until his term expires at the fund's 2005 annual meeting, and that Robert J. Callander, because of his responsibilities as Chairman of the Board, would continue as a Director until his term expires at the fund's 2006 annual meeting. The fund had indicated previously that both Directors were expected to retire in April 2005.

Dividend Reinvestment and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 51. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Korea Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 4121-9066, 1-800-294-4366.

Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Share Repurchases

The Board of Directors of The Korea Fund, Inc. has authorized the fund to effect periodic repurchases of its shares in the open market from time to time when the fund's shares trade at a discount to their NAV. Subject to periodic review by the Board, repurchases may be made at such time and in such amounts as the fund's Manager believes will further the achievement of the fund's objectives. Depending on market conditions, available funds, regulatory requirements and alternative investment opportunities, such repurchases are limited to (1) 5% of the shares outstanding at the beginning of the calendar year, plus (2) an estimate of shares to be issued in connection with the current calendar year's dividends, plus (3) the number of shares authorized for purchase in the previous calendar year that have not been purchased. In measuring the number of shares authorized for repurchase, the shares relating to the current calendar year's dividends are estimated at 50% of the number of shares issued in connection with the prior calendar year's dividends or until such time during the calendar year that the fund's Manager has a more accurate projection of the calendar year's dividends. Repurchases made based on this estimate shall continue to have been authorized, even if the actual dividend or related share issuance is lower. During the twelve months ended June 30, 2005, the fund repurchased no shares pursuant to this share repurchase plan as described above.

Net Asset Value

The fund's NAV is available daily on our Web site at www.TheKoreaFund.com or visit our Direct Link www.CEF.Scudder.com. The fund's NAV is published weekly on Monday and the fund's Market Value is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's market value is also published daily in The New York Times and weekly in Barron's. The fund's NAV is also published weekly in Barron's.

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange that, as of November 4, 2004, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports to the Securities and Exchange Commission on Forms N-CSR, N-CSRS and N-Q contain certifications by the fund's chief executive officer and chief financial officer that relate to the fund's disclosure in such reports and that are required by rule 30a-2(a) under the Investment Company Act.

Investment Summary as of June 30, 2005

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.CEF.Scudder.com for the Fund's most recent performance.

Historical Information as of 6/30/05
	Total Return (%)[d]
	Market Value[a]		Net Asset Value[a]		Index[b]		Index[c]
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	3.80	—	2.50	—	2.48	—	4.40	—
One Year	49.06	49.06	38.66	38.66	43.31	43.31	28.30	28.30
Three Year	82.11	22.12	57.78	16.42	57.65	16.35	35.74	10.70
Five Year	147.83	19.90	85.04	13.10	32.32	5.76	22.76	4.18
Ten Year	91.57	6.72	101.11	7.24	-17.73	-1.93	12.72	1.20
Per Share Information and Returns[a]
	Yearly periods ended June 30

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
Net Asset Value ($)	18.52	13.22	5.63	17.72	20.04	13.01	20.20	17.62	21.55	29.10
Income Dividends ($)	.06	—	—	—	—	.18	—	.18	.30	.45
Capital Gains Distributions ($)	.36	.60	—	—	—	1.41	.12	.67	—	.20
Total Return (%)	-5.09	-24.40	-57.41	214.74	13.09	-25.01	56.39	-8.34	24.15	38.66

a Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gains, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares traded during the period.

b Korea Stock Price Index ("KOSPI") in US dollars.

c KOSPI in local terms.

d Returns less than one year are not annualized.

KOSPI is an unmanaged capitalization-weighted index of all common shares on the Stock Market Division of the Korea Exchange (formerly the "Korea Stock Exchange"). The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Summary as of June 30, 2005

Asset Allocation	6/30/05	6/30/04

Common Stocks	84%	84%
Preferred Stocks	16%	16%
	100%	100%
Sector Diversification (Sector breakdown of the Fund's equity securities)	6/30/05	6/30/04

Information Technology	28%	30%
Consumer Discretionary	19%	18%
Financials	17%	15%
Consumer Staples	11%	7%
Materials	9%	10%
Energy	8%	8%
Industrials	4%	6%
Telecommunications Services	3%	6%
Health Care	1%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at June 30, 2005 (58.7% of Net Assets)
1. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	17.4%
2. Samsung Fire & Marine Insurance Co., Ltd. Provider of insurance products	7.8%
3. Hyundai Motor Co. Manufacturer of motor vehicles	5.9%
4. S-Oil Corp. Refines crude oil and sells petroleum and related products	5.8%
5. POSCO Manufacturer of steel	5.1%
6. Hankook Tire Co., Ltd. Manufacturer of tires, tire tubes and aluminum alloy wheels	4.1%
7. Kookmin Bank Provider of commercial banking services	3.5%
8. SK Telecom Co., Ltd. Provider of mobile telecommunication services	3.5%
9. Shinsegae Co., Ltd. Operator of discount stores	3.3%
10. KT&G Corp. Producer of tobacco in Korea	2.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 31. A quarterly Fact Sheet is available upon request. Please call 1-800-349-4281.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of June 30, 2005

	Shares	Value ($)

Common Stocks 82.6%
Consumer Discretionary 12.4%
Auto Components 7.1%
Halla Climate Control Corp.	315,520	2,728,755
Hankook Tire Co., Ltd.	4,464,307	53,547,410
Hyundai Mobis	350,480	23,452,968
Nexen Tire Corp.	400,000	8,302,372
Samsung Climate Control Co., Ltd. (c)	827,630	4,467,343
		92,498,848
Hotels Restaurants & Leisure 2.1%
Hotel Shilla Co., Ltd.	858,391	6,166,194
Kangwon Land, Inc.	1,471,530	20,975,897
		27,142,091
Internet & Catalog Retail 0.3%
GS Home Shopping, Inc.	56,200	4,038,104
Media 1.8%
Cheil Communications, Inc.	80,000	15,023,124
Yedang Entertainment Co., Ltd.*	532,700	8,400,448
		23,423,572
Multiline Retail 0.9%
Taegu Department Store Co., Ltd. (c)	1,336,800	12,345,615
Textiles, Apparel & Luxury Goods 0.2%
BYC Co., Ltd. (c)	39,530	2,257,028
Consumer Staples 9.7%
Beverages 0.3%
Hite Brewery Co., Ltd.	50,000	4,299,720
Food & Staples Retailing 3.3%
Shinsegae Co., Ltd.	135,787	42,756,822
Food Products 3.8%
CJ Corp.	99,606	7,380,024
Crown Confectionary Co., Ltd. (c)	95,600	14,702,465
Nam Yang Dairy Products Co., Ltd. (c)	33,641	15,489,286
Nhong Shim Co., Ltd.	38,229	11,050,616
		48,622,391
Tobacco 2.3%
KT&G Corp. 144A, (GDR)	413,800	8,184,964
KT&G Corp.	552,570	21,615,535
		29,800,499
Energy 6.7%
Oil, Gas & Consumable Fuels
S-Oil Corp.	827,300	65,844,123
SK Corp.	408,800	21,625,817
		87,469,940
Financials 14.3%
Banks 4.7%
Jeonbuk Bank (c)	2,787,695	15,311,560
Kookmin Bank (ADR)	100,917	4,599,797
Kookmin Bank	909,198	41,381,296
		61,292,653
Capital Markets 0.9%
Korea Investment Holdings Co., Ltd.	436,900	7,803,368
Samsung Securities Co., Ltd.	164,720	4,376,288
		12,179,656
Consumer Finance 0.8%
LG Card Co., Ltd.*	301,699	9,951,349
Insurance 7.9%
Korean Reinsurance Co.	1,643,310	10,281,090
Oriental Fire & Marine Insurance Co. (c)	584,860	12,983,002
Samsung Fire & Marine Insurance Co., Ltd.	979,625	79,187,981
		102,452,073
Health Care 0.7%
Pharmaceuticals
Choongwae Pharma Corp.	88,600	3,727,809
Yuhan Corp.	48,798	5,619,425
		9,347,234
Industrials 4.4%
Air Freight & Logistics 1.2%
Korea Express Co., Ltd.*	301,880	15,953,106
Building Products 0.2%
Samwoo EMC Co., Ltd. (c)	754,800	2,995,292
Commercial Services & Supplies 2.4%
Insun ENT Co., Ltd.	377,203	6,517,849
S1 Corp.	564,270	24,006,844
		30,524,693
Construction & Engineering 0.2%
Samho International Co., Ltd.	208,430	2,580,449
Industrial Conglomerates 0.0%
Anycell, Inc. (c) (d) (e) (h)	1,250,000	0
Machinery 0.4%
Korea Iron & Steel Co., Ltd.	227,200	4,363,870
Information Technology 22.5%
Communications Equipment 0.3%
INTOPS Co., Ltd.	162,500	3,746,048
Computers & Peripherals 0.7%
Daeyang E&C Ltd.* (c)	1,153,948	9,144,525
Electronic Equipment & Instruments 4.7%
Ace Digitech Co. Ltd.*	423,300	5,056,154
Dae Duck Electronics Co., Ltd.	360,901	2,799,673
Hankuk Electric Glass Co., Ltd.	142,400	6,145,016
Interflex Co., Ltd. (c)	667,800	13,148,793
Jahwa Electronics Co., Ltd.	779,900	6,089,804
NEPES Corp.*	4,990	59,015
Samsung SDI Co., Ltd.	209,956	19,600,050
SE Co., Ltd. (c) (d) (e)	636,950	1,933,323
Simm Tech Co., Ltd.	1,092,600	6,082,384
		60,914,212
Internet Software & Services 0.4%
NHN Corp.*	50,400	5,169,529
Semiconductors & Semiconductor Equipment 16.3%
Mtekvision Co., Ltd.	83,200	2,334,257
Phicom Corp. (c)	1,060,000	6,831,582
Samsung Electronics Co., Ltd. (i)	340,299	161,231,134
Seoul Semiconductor Co., Ltd. (c)	983,125	29,385,634
SFA Engineering Corp. (c)	466,200	12,005,567
		211,788,174
Software 0.1%
Ahnlab, Inc.	119,466	1,971,877
Materials 8.4%
Chemicals 1.3%
LG Chemical Ltd.	212,486	7,724,776
Samsung Fine Chemicals Co., Ltd.	425,000	8,756,256
		16,481,032
Construction Materials 0.4%
Sungshin Cement Co., Ltd. (c)	276,200	5,232,964
Containers & Packaging 0.3%
Youlchon Chemical Co., Ltd.	351,300	4,418,786
Metals & Mining 6.4%
Dongkuk Steel Mill Co., Ltd.	1,170,900	16,147,943
POSCO	376,680	66,330,182
SODIFF Advanced Materials Co., Ltd.	52,041	1,007,236
		83,485,361
Telecommunication Services 3.5%
Wireless Telecommunication Services
SK Telecom Co., Ltd.	258,420	45,426,654
Total Common Stocks (Cost $367,087,583)		1,074,074,167

Preferred Stocks 15.6%
Consumer Discretionary 5.9%
Automobiles
Hyundai Motor Co. 144A (GDR)	3,020,000	50,373,600
Hyundai Motor Co. (2nd)	738,593	26,287,551
		76,661,151
Consumer Staples 1.3%
Food Products
CJ Corp.	297,200	12,598,198
CJ Corp. (2nd)	50,335	2,907,970
CJ Corp. (3rd) (Convertible)	30,201	1,695,509
		17,201,677
Energy 0.7%
Oil, Gas & Consumable Fuels
S-Oil Corp.	156,040	9,251,078
Financials 2.2%
Diversified Financial Services 0.5%
Daishin Securities Co., Ltd.	665,500	6,377,162
Insurance 1.7%
Samsung Fire & Marine Insurance Co., Ltd.	533,850	22,188,042
Information Technology 5.1%
Electronic Equipment & Instruments 0.1%
Samsung SDI Co., Ltd.	34,318	2,112,932
Semiconductors & Semiconductor Equipment 5.0%
Samsung Electronics Co., Ltd. (i)	198,201	64,693,547
Materials 0.4%
Chemicals
LG Chemical Ltd.	193,003	5,091,624
Total Preferred Stocks (Cost $38,433,287)		203,577,213
	Principal Amount ($)	Value ($)

Convertible Bond 0.0%
Consumer Staples
Haitai Confectionery Loan Certificates, Zero Coupon, 11/28/2009 (d) (f) (g) (Cost $0)	11,658,888	10,185
	Shares	Value ($)

Cash Equivalents 0.1%
Scudder Cash Management QP Trust, 3.14% (b) (Cost $1,522,633)	1,522,633	1,522,633
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $407,043,503) (a)	98.3	1,279,184,198
Other Assets and Liabilities, Net	1.7	21,657,451
Net Assets	100.0	1,300,841,649

* Non-income producing security

(a) The cost for federal income tax purposes was $408,906,227. At June 30, 2005, net unrealized appreciation for all securities based on tax cost was $870,277,971. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $875,613,033 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,335,062

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end

(c) Affiliated issuers (see Note I in the Notes to the Financial Statements)

(d) Securities valued at fair value by management and approved in good faith following procedures approved by the Directors, amounted to $1,943,508 (0.1% of net assets at June 30, 2005). Their values have been estimated by management in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 2005 aggregated $3,637,411. The securities may also have certain restrictions as to resale

(e) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such a security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

A shareholder of SE Co., Ltd. has given the Fund a put option at cost, payable on demand until it has an initial public offering. Information concerning such private placement securities at June 30, 2005 is as follows:

Restricted Securities	Acquisition Date	Cost ($)	Value ($)	As a % of Net Assets
Anycell, Inc.	12/22/2000	2,020,774	—	—
SE Co., Ltd.	12/22/2000	1,616,637	1,933,323	0.2
Total Restricted Securities		3,637,411	1,933,323	0.2

(f) Company in restructuring process, principal only subject to repayment.

(g) Principal amount stated in Korean won.

(h) Company liquidated in July 2005

(i) At June 30, 2005, 17.4% of the Fund's net assets is invested in Samsung Electronics Co., Ltd.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2005
Assets
Investments in securities, at value: Unaffiliated issuers (cost $308,004,824)	$ 1,119,427,587
Affiliated issuers — Note I (cost $97,516,046)	158,233,978
Investment in Scudder Cash Management QP Trust, at value (cost $1,522,633)	1,522,633
Total investments in securities, at value (cost $407,043,503)	1,279,184,198
Korean won, at value (cost $20,952,158)	20,332,139
Receivable for investments sold	1,583,211
Dividends receivable	1,516,596
Interest receivable	5,438
Other assets	19,017
Total assets	1,302,640,599
Liabilities
Accrued management fee	585,924
Other accrued expenses and payables	1,213,026
Total liabilities	1,798,950
Net assets, at value	$ 1,300,841,649
Net Assets
Net assets consist of: Undistributed net investment income	8,772,000
Net unrealized appreciation (depreciation) on: Investments	872,140,695
Won related transactions	(639,474)
Accumulated net realized gain (loss)	8,068,301
Cost of 5,307,409 shares held in treasury	(113,730,575)
Paid-in capital	526,230,702
Net assets, at value	$ 1,300,841,649
Net Asset Value per share ($1,300,841,649 ÷ 44,701,493 shares of common stock issued and outstanding, $.01 par value, 200,000,000 shares authorized)	$ 29.10

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended June 30, 2005
Investment Income
Income: Dividends — unaffiliated issuers (net of foreign taxes withheld of $5,351,078)	$ 28,003,122
Dividends — affiliated issuers (net of foreign taxes withheld of $375,245)	2,274,215
Interest (net of foreign taxes withheld of $49,247)	385,462
Interest — Scudder Cash Management QP Trust	64,439
Total Income	30,727,238
Expenses: Management fee	8,061,666
Services to shareholders	42,230
Custodian and accounting fees	1,898,644
Auditing	148,692
Legal	1,554,360
Directors' fees and expenses	237,345
Reports to shareholders and annual meeting	450,893
Stock exchange listing fees	71,920
Other	314,636
Total expenses, before expense reductions	12,780,386
Expense reductions	(37,284)
Total expenses, after expense reductions	12,743,102
Net investment income (loss)	17,984,136
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments — Unaffiliated issuers	17,368,161
Investments — Affiliated issuers	148,397
Won related transactions	4,017,087
21,533,645
Net unrealized appreciation (depreciation) during the period on: Investments	328,641,895
Won related transactions	(1,394,566)
327,247,329
Net gain (loss) on investment transactions	348,780,974
Net increase (decrease) in net assets resulting from operations	$ 366,765,110

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended June 30,
	2005	2004
Operations: Net investment income (loss)	$ 17,984,136	$ 9,496,042
Net realized gain (loss) on investment transactions	21,533,645	22,465,941
Net unrealized appreciation (depreciation) during the period on investment transactions	327,247,329	179,501,753
Net increase (decrease) in net assets resulting from operations	366,765,110	211,463,736
Distributions to shareholders from: Net investment income	(20,115,675)	(14,901,571)
Net realized gains	(8,940,299)	—
Fund share transactions: Cost of shares repurchased	—	(3,258,069)
Cost of shares tendered	—	(108,814,019)
Net increase (decrease) in net assets from Fund share transactions	—	(112,072,088)
Increase (decrease) in net assets	337,709,136	84,490,077
Net assets at beginning of period	963,132,513	878,642,436
Net assets at end of period (including undistributed net investment income of $8,772,000 and $6,135,998, respectively)	$ 1,300,841,649	$ 963,132,513
Other Information
Shares outstanding at beginning of period	44,701,493	49,863,602
Shares repurchased	—	(195,700)
Shares tendered	—	(4,966,409)
Net increase (decrease) in Fund shares	—	(5,162,109)
Shares outstanding at end of period	44,701,493	44,701,493

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended June 30,	2005	2004	2003	2002	2001
Per Share Operating Performance
Net asset value, beginning of period	$ 21.55	$ 17.62	$ 20.20	$ 13.01	$ 20.04
Income (loss) from investment operations Net investment income (loss)[a]	.40	.20	.17	.11	.17
Net realized and unrealized gain (loss) on investment transactions	7.80	3.90	(1.90)	7.20	(5.61)
Total from investment operations	8.20	4.10	(1.73)	7.31	(5.44)
Less distributions from: Net investment income	(.45)	(.30)	(.18)	—	(.18)
Net realized gains on investment transactions	(.20)	—	(.67)	(.12)	(1.41)
Total distributions	(.65)	(.30)	(.85)	(.12)	(1.59)
NAV accretion resulting from repurchases, shares tendered and reinvestment of distributions for shares at value	—	.13	.00[b]	.00[b]	—
Net asset value, end of period	$ 29.10	$ 21.55	$ 17.62	$ 20.20	$ 13.01
Market value, end of period	$ 27.35	$ 18.85	$ 14.99	$ 16.44	$ 10.58
Total Return
Per share net asset value (%)[c]	38.66	24.15	(8.34)	56.39	(25.01)
Per share market value (%)[c]	49.06	27.66	(4.29)	56.71	(13.16)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,301	963	879	1,009	651
Ratio of expenses (%)	1.13	1.27	1.26	1.21	1.23[d]
Ratio of net investment income (loss) (%)	1.58	.94	.99	.69	1.18
Portfolio turnover rate (%)	10	20	7	18	40

a Based on average shares outstanding during the period.

b Amount is less than $.005 per share.

c Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from, or premium to, net asset value at which the Fund's shares trade during the period.

d Ratio of expenses before expense reductions was 1.24%.

Notes to Financial Statements

A. Significant Accounting Policies

The Korea Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value Korean equity securities in order to adjust for events which may occur between the close of the Korean stock exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

At June 30, 2005, the exchange rate for Korean won was W 1030.92 to US $1.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Under the United States-Korea Income Tax Treaty (the "Treaty"), as presently in effect, the government of Korea imposes a nonrecoverable withholding tax and resident tax aggregating 16.5% on dividends and 13.2% on interest earned by the Fund from Korean issuers. Under the Treaty, there is no Korean withholding tax on realized capital gains.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies, foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At June 30, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 8,772,000
Undistributed net long-term capital gains	$ 9,931,024
Unrealized appreciation (depreciation) on investments	$ 870,277,971

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended June 30,
	2005	2004
Distributions from ordinary income*	$ 20,115,675	$ 14,901,571
Distributions from long-term capital gains	$ 8,940,299	$ —

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Dividend Income. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Korean-based corporations have generally adopted calendar year-ends, and their interim and final corporate actions are normally approved, finalized and announced by their boards of directors and shareholders in the first and third quarters of each calendar year. Generally, estimates of their dividends are accrued by management on the ex-dividend date in the prior December and/or June period end. These dividend announcements are recorded by the Fund on such ex-dividend dates. Any subsequent adjustments thereto by Korean corporations are recorded when announced. Presently, dividend income from Korean equity investments is earned primarily in the last calendar quarter of each year, and will be received primarily in the first calendar quarter of each year. Certain other dividends and related withholding taxes, if applicable, from Korean securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended June 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $140,893,361 and $105,052,223, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable monthly under the Agreement through November 30, 2004 was equal to an annual rate of 1.15% of the first $50,000,000 of the Fund's month-end net assets, 1.10% of the next $50,000,000 of such net assets, 1% of the next $250,000,000 of such net assets, 0.95% of the next $400,000,000 of such net assets, 0.90% of the next $300,000,000 of such net assets, and 0.85% of such net assets in excess of $1,050,000,000 of the Fund's month-end net assets. Effective December 1, 2004, the Management Agreement was amended. Under the amended Management Agreement, the management fee payable is equal to an annual rate of 0.60% on the first $250,000,000 of the Fund's month-end net assets, 0.575% on the next $250,000,000 of such net assets, 0.55% on the next $250,000,000 of such net assets, 0.525% on the next $250,000,000 of such net assets, and 0.50% of such net assets in excess of $1,000,000,000. The market value of Hankang Restructuring Fund, which was managed by the Manager before its sale during the year at a realized loss of $225,730, had been excluded from the net assets used to calculate the management fee. For the year ended June 30, 2005, the Manager waived a portion of its fee amounting to $30,362, and the portion charged amounted to $8,031,304 which was equivalent to an annual effective rate of 0.71% of the Fund's average month-end net assets.

Deutsche Investment Trust Management Company Limited ("DeITMC"), also a wholly owned subsidiary of Deutsche Bank AG, serves as subadvisor to the Fund. DeITMC renders investment advisory and management services with regard to the Fund's portfolio. From time to time, DeITMC makes specific investment recommendations, which then are evaluated by DeIM's portfolio managers in light of their own expertise and information from other sources in making investment decisions for the Fund.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend- paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended June 30, 2005, the amount charged to the Fund by SISC aggregated $16,200, of which $5,375 is unpaid.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, is the shareholder communications agent of the Fund. For the year ended June 30, 2005 the amount charged to the Fund by SSC aggregated $15,000, of which $4,961 is unpaid.

Scudder Fund Accounting Corporation ("SFAC"), also a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company ("SSB"), SFAC has delegated all accounting functions to SSB. SFAC compensates SSB out of the accounting fee it receives from the Fund. For the year ended June 30, 2005, the amount charged to the Fund by SFAC aggregated $509,491, of which $86,912 is unpaid.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust.

D. Foreign Investment and Exchange Controls in Korea

The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Finance and Economy issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. The Fund obtained from the Minister of Finance and Economy a license to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gain from, its investments in Korean securities or to repatriate from investment principal up to 10% of the net asset value (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). Under the Foreign Exchange Transaction Act, the Minister of Finance and Economy has the power, with prior public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

In order to complete its tender offer, however, the Fund relinquished its license from the Korean Ministry of Finance and Economy and was advised by the Ministry of Finance and Economy that the surrender of the license has been completed on August 19, 2005. The Fund had engaged in negotiations with the Korean Ministry of Finance and Economy concerning the feasibility of the Fund's license being amended to allow the Fund to repatriate more than 10% of Fund capital. However, the Ministry of Finance and Economy advised the Fund that the license cannot be amended as a result of a change in the Korean regulations. As a result of the relinquishment of the license, the Fund will be subject to the Korean securities transaction tax equal to 0.3% of the fair market value of any portfolio securities transferred by the Fund on the Korea Exchange and 0.5% of the fair market value of any portfolio securities transferred outside of the Korea Exchange. The relinquishment will not otherwise affect the Fund's operations.

Various restrictions currently apply with respect to investing in equity securities of Korean banks and certain designated public corporations and telecommunications corporations listed on the Korea Exchange. As of June 30, 2005, the Fund and its affiliates would require the approval of the Financial Supervisory Commission (the "FSC") before obtaining aggregate beneficial ownership of more than 10% of the outstanding voting shares of a national bank such as Kookmin Bank or 15% of the outstanding voting shares of a regional bank such as Jeonbuk Bank, and additional FSC approvals would be required before specified higher ownership percentages could be exceeded. With respect to certain public and telecommunications corporations, the Fund's holdings in each of GS Home Shopping, Inc. and SK Telecom Co., Ltd. were subject to a foreign ownership limit of 49% as of June 30, 2005.

E. Investing in the Korean Market

Investing in the Korean market may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currency, high rates of inflation, Korean taxes, repatriation restrictions on income and capital, corporate bankruptcy and future adverse political, social and economic developments. Moreover, securities issued in this market may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Ownership of the Fund

At June 30, 2005, The President and Fellows of Harvard College and City of London Investment Group PLC held approximately 22% and 10%, respectively, of the outstanding shares of the Fund.

G. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

H. Expense Reductions

For the year ended June 30, 2005, the Manager agreed to reimburse the Fund $6,922, which represents a portion of the fee savings expected to be realized by the Manager related to the outsourcing by the Manager of certain administrative services to an unaffiliated service provider.

I. Transactions in Securities of Affiliated Issuers

An affiliated issuer is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions during the year ended June 30, 2005 with companies which are or were affiliates is as follows:

Affiliate	Common/Preferred Shares	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Dividend Income ($)*	Value ($)
Anycell, Inc.	1,250,000	—	—	—	—	—
BYC Co., Ltd.	39,530	—	—	—	26,568	2,257,028
Crown Confectionary Co., Ltd	95,600	12,844,963	—	—	—	14,702,465
Daeyang E&C Ltd.	1,153,948	—	—	—	—	9,144,525
Interflex Co., Ltd.	667,800	8,039,630	—	—	96,178	13,148,793
Jeonbuk Bank	2,787,695	—	—	—	389,799	15,311,560
Nam Yang Dairy Products Co., Ltd.	33,641	—	3,848,420	2,696,316	39,578	15,489,286
Oriental Fire & Marine Insurance Co.	584,860	—	—	—	570,874	12,983,002
Phicom Corp.	1,060,000	4,401,309	—	—	101,776	6,831,582
Samsung Climate Control Co., Ltd.	827,630	—	—	—	25,410	4,467,342
Samwoo EMC Co., Ltd.	754,800	2,092,375	—	—	72,472	2,995,292
SE Co., Ltd.	636,950	—	—	—	—	1,933,323
Seoul Semiconductor Co., Ltd.	983,125	4,775,077	650,174	285,294	284,350	29,385,634
SFA Engineering Corp.	466,200	5,302,292	—	—	335,717	12,005,567
Sungshin Cement Co., Ltd.	276,200	5,496,477	—	—	331,493	5,232,964
Taegu Department Store Co., Ltd.	1,336,800	4,316,669	—	—	—	12,345,615
Telephus Co., Ltd.	—	—	86,495	(2,833,213)	—	N/A**
		47,268,792	4,585,089	148,397	2,274,215	158,233,978

* Net of foreign taxes withheld.

** Not an affiliate at June 30, 2005

J. Share Repurchases

The Fund has a share repurchase plan to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value per share. The Fund did not repurchase shares during the year ended June 30, 2005. During the year ended June 30, 2004, the Fund purchased 195,700 shares of common stock on the open market at a total cost of $3,258,069. The average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 16.0%. These shares are held in treasury.

K. Tender Offer

On January 21, 2004, the Fund's Board of Directors approved a tender offer for the period January 23, 2004 through February 23, 2004 for up to 10% of its outstanding shares of common stock for cash, at a price per share equal to 95% of the net asset value on the business day after the day on which the offer expires. The tender offer was fully subscribed for the maximum limit of 10% of Fund shares outstanding aggregating 4,966,409 shares at a total cost of $108,814,019 ($21.91 per share). The discount of these purchases of tendered shares comparing the purchase price to the net asset value at the time of purchase was 5%. These shares are also held in treasury. There will be no further tender offers under this program.

In accordance with the Fund's Board of Directors approval on December 15, 2004, of an offer to repurchase 50% of the Fund's outstanding shares, on July 8, 2005, the Fund commenced a tender offer for up to 22,350,747 of its shares, representing approximately 50% of its issued and outstanding shares of common stock, in exchange for portfolio securities of the Fund at a price per share equal to 98% on the net asset value per share as of the day after the offer expires. Shareholders exchanging their shares in the offer will receive a pro rata share of the Fund's portfolio. The tender offer will remain open through August 19, 2005 unless extended. The tender offer is being conducted in order to provide shareholders with an alternative source of liquidity for their investment in Fund shares and as part of the Fund's continuous efforts to provide additional value to shareholders.

The program for future repurchase offers consists of semiannual offers, each to repurchase 10% of the Fund's shares then outstanding, at a price of 98% of net asset value on the day after expiration of the offer, in the three calendar years following completion of the initial offer. As with the initial offer, participating holders would be paid in kind, by receiving a pro rata share of the Fund's portfolio. Each of these subsequent offers would be made, subject to regulatory approvals, fiduciary and other applicable requirements, if the Fund's shares traded on the New York Stock Exchange at an average weekly discount from net asset value greater than 5% during a 13-week measuring period ending the last day of the preceding half-year.

There can be no assurance that the approvals needed for the repurchase offers will be obtained, or that any action proposed or adopted by the Directors will reduce or eliminate the discount from net asset value at which the Fund's shares trade.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Shareholders of The Korea Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Korea Fund, Inc. (the "Fund") at June 30, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts August 19, 2005	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.20 per share from net long-term capital gains during its year ended June 30, 2005, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $13,700,000 as capital gain dividends for its year ended June 30, 2005, of which 100% represents 15% rate gains.

The Fund paid foreign taxes of $5,726,323 and earned $25,080,417 of foreign source income during the year ended June 30, 2005. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.13 per share as foreign taxes paid and $0.56 per share as income earned from foreign sources for the year ended June 30, 2005.

For federal income tax purposes, the Fund designates $37,000,000 or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company or its delegate (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent"). The Transfer Agent provides record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 1-800-294-4366.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the Transfer Agent, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue (i) shares of the fund's common stock that are issued but not outstanding ("Treasury Stock") to the extent shares of Treasury Stock are available, and then (ii) to the extent shares of Treasury Stock are not available, newly issued shares of the fund's common stock to participants at the greater of the following on the Valuation Date: (a) net asset value or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participants' account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for Federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send in voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $0.75 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Korea Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Directors and Officers

The following table presents certain information regarding the Directors and Officers for The Korea Fund, Inc. as of June 30, 2005. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. Each Director's term of office extends until the next stockholder's meeting called for the purpose of electing Directors in that class and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund. Messrs. Callander, Froewiss, Luers, Nogueira and Yun also serve on the Boards of Scudder New Asia Fund, Inc., The Brazil Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder Global Commodities Stock Fund, Inc., all of which are closed-end funds that are managed by Deutsche Asset Management.

Independent Directors
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Robert J. Callander (74) Chairman 2004-present Director 1996-present	Retired Vice Chairman, Chemical Banking Corporation; Directorships: Aramark Corporation (food service); Member, Council on Foreign Relations	5
Kenneth C. Froewiss (59) Director 2000-present	Clinical Professor of Finance, NYU Stern School of Business; Member, Finance Committee, Association for Asian Studies (2002-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	5
William H. Luers (76) Director 2001-present	President and Chief Executive Officer, United Nations Association of the United States of America; Directorships: Wickes Lumber Company (building materials), America Online Latin America (media communications), Rockefeller Brothers Fund (foundation), Appeal of Conscience Foundation; Member, Advisory Board, The Trust for Mutual Understanding	5
Ronaldo A. da Frota Nogueira (67) Director 2000-present	Director and Chief Executive Officer, IMF Editora Ltd. (financial publisher); Chairman of the Certification Committee and Director, APIMEC Nacional (Brazilian Association of Investment Professionals and Analysts); Member, Board of the Association of Certified International Investment Analysts (ACIIA)	5
Julian Reid (60) Director 2004-present	Chief Executive Officer of 3a Asset Management Limited (since 1998); President of the Saffron Fund, Inc. (1994-1998, since 2004); and Chairman of Morgan's Walk Properties Ltd. (since 2002). Directorships: Chairman of the Board of Directors of the Saffron Fund, Inc. (since 1998); and Director of JF China Region Fund, Inc. (since 1997).	1
Chris Russell (55) Director 2004-present	Consultant of Gavekal Research (since 2001); and Director of each of: Candover plc (since 2004); LIM Japan Fund (since 2002); Enhanced Index Funds (since 2002); Investec High Income Trust (since 2001); and Gartmore Investment Management plc (1997-2001).	1
Kesop Yun (60) Director 1984-1988, 1994-present	Professor, College of Business Administration, Seoul National University, Seoul, Korea; prior thereto, Director, The Korea Liberalisation Fund, Inc. (U.K.) (1996-1999); Dean, College of Business Administration, Seoul National University (1999-2001); Visiting Professor, London Business School (1997-1998)	5
Interested Director and Officers
Name, Age, Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Vincent J. Esposito[1,2] (49) Vice Chairman and Director 2004-present	Managing Director, DeAM (since 2003); Vice President of Central European Equity Fund, Inc. (since 2003); Vice President of The Germany Fund, Inc. (since 2003); Vice President of The New Germany Fund, Inc. (since 2003) (registered investment companies); formerly, Managing Director, Putnam Investments (1991-2002)	5
Julian F. Sluyters[2] (45) President and Chief Executive Officer 2004-present

Managing Director, DeAM (since May 2004); President and Chief Executive Officer of The Brazil Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); Chief Executive Officer of the Scudder Funds (203 funds); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998), UBS Global Asset Management

n/a
Terrence S. Gray[2] (35) Vice President 2005-present	Director of Deutsche Asset Management	n/a
Paul H. Schubert[2] (42) Chief Financial Officer since 2004 Treasurer since July 2005

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004).

n/a
Carole Coleman[2,5] (35) Vice President and Secretary 2005-present

Director of Deutsche Asset Management (2005-present); Associate General Counsel of Fred Alger & Company, Inc. (April 2002-June 2005). Associate Attorney, Charpie & Associates (October 1995-March 2002).

n/a
Scott M. McHugh[3,5] (33) Assistant Treasurer since 2005	Director of Deutsche Asset Management.	n/a
Kathleen Sullivan D'Eramo[3] (46) Assistant Treasurer 2003-present	Director of Deutsche Asset Management	n/a
John Millette[3] (41) Assistant Secretary 1999-present	Director of Deutsche Asset Management	n/a
Caroline Pearson[3] (42) Assistant Secretary 1998-present	Managing Director of Deutsche Asset Management	n/a

1 As a result of their respective positions held with the Manager, these individuals are considered "interested persons" of the Manager within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.

2 Address: 345 Park Avenue, New York, New York

3 Address: Two International Place, Boston, Massachusetts

4 Address: One South Street, Baltimore, Maryland

5 Elected July 6, 2005

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, June 30, 2005, The Korea Fund, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its
Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors has determined that the Fund has at least one
"audit committee financial expert" serving on its audit committee: Mr. Robert
J.Callander, Mr. Kenneth C. Froewiss, and Mr. Kesop Yun. Each of these audit committee members is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section 2(a)(19) of the
Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                                 THE KOREA FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years.  For engagements  with PWC entered into on or after May 6, 2003, the Audit Committee  approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

        Services that the Fund's Independent Registered Public Accounting
                            Firm Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year      Audit       Audit-Related       Tax Fees        All  Other
   Ended      Fees Billed     Fees Billed        Billed to      Fees Billed
 June 30,       to Fund         to Fund            Fund           to Fund
--------------------------------------------------------------------------------
2005            $106,000         $225            $20,000             $0
--------------------------------------------------------------------------------
2004            $102,500         $185            $11,300             $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional  services rendered for tax compliance and tax return preparation.

  Services that the Fund's Independent Registered Public Accounting Firm Billed
              to the Adviser and Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
              Audit-Related            Tax Fees             All Other
Fiscal         Fees Billed to          Billed to           Fees Billed
 Year          Adviser and            Adviser and         to Adviser and
 Ended        Affiliated Fund        Affiliated Fund      Affiliated Fund
June 30,     Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------
2005                $264,200                 $0                    $0
--------------------------------------------------------------------------------
2004                $807,051                 $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                Total
                             Non-Audit
                            Fees billed
                             to Adviser
                                and
                             Affiliated
                            Fund Service             Total
                             Providers             Non-Audit
                            (engagements          Fees billed
                              related             to Adviser
              Total        directly to the      and Affiliated
            Non-Audit      operations and        Fund Service
Fiscal        Fees            financial           Providers
 Year        Billed          reporting            (all other         Total of
 Ended       to Fund        of the Fund)         engagements)        (A), (B)
June 30,       (A)               (B)                  (C)             and (C)
--------------------------------------------------------------------------------
2005        $20,000             $0                 $89,635           $109,635
--------------------------------------------------------------------------------
2004        $11,300             $0               $1,722,293        $1,733,593
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934,
as amended. The registrant's audit committee consists of Robert J. Callander,
Ronaldo A. da Frota Nogueira, Kenneth C. Froewiss(Chairman), William H. Luers,
Julian Reid, Christopher Russell, Kesop Yun.

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the
Fund's best economic interests. The advisor has adopted its own Proxy Voting
Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines")
for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates, including the Fund's principal underwriter. The
Guidelines set forth the advisor's general position on various proposals, such as:

o        Shareholder Rights -- The advisor generally votes against proposals that restrict shareholder rights.

o        Corporate Governance -- The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

o        Anti-Takeover Matters -- The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

o        Routine Matters -- The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor's general voting positions on various proposals, the advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Korea Fund

Item 9 of Form N-CSR - Repurchase Disclosure

--------------------------------------------------------------------------------

                                                        (c)           (d)
                                                        Total         Maximum
                                                        Number of     Number of
                                                        Shares        Shares
                               (a)          (b)         Purchased     that May
                               Total        Average     as Part of    Yet Be
                               Number       Price       Publicly      Purchased
                               of           Paid        Announced     Under the
                               Shares       per         Plans or      Plans or
Period                         Purchased    Share       Programs      Programs
--------------------------------------------------------------------------------

July 1 through July 31, 2004      0          $0.0          n/a           n/a
August 1 through August 31        0          $0.0          n/a           n/a
September 1 through September 30  0          $0.0          n/a           n/a
October 1 through October 31      0          $0.0          n/a           n/a
November 1 through November 30    0          $0.0          n/a           n/a
December 1 through December 31    0          $0.0          n/a           n/a
January 1 through January 31      0          $0.0          n/a           n/a
February 1 through February 28    0          $0.0          n/a           n/a
March 1 through March 31          0          $0.0          n/a           n/a
April 1 through April 30          0          $0.0          n/a           n/a
May 1 through May 31              0          $0.0          n/a           n/a
June 1 through June 30            0          $0.0          n/a           n/a

--------------------------------------------------------------------------------
Total                             0          $0.0          n/a           n/a
--------------------------------------------------------------------------------

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The   Committee  on   Independent   Trustees/Directors   selects  and  nominates
Independent Trustees/Directors.  Fund shareholders may also submit nominees that will be  considered by the committee  when a Board vacancy  occurs.  Submissions should be mailed to the  attention  of the  Secretary of the 345 Park Avenue New
York, NY 10154

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         The Korea Fund, Inc.

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 31, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         The Korea Fund, Inc.

By:                                 /s/ Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 31, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               August 31, 2005